UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022 (June 29, 2022)

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38492	98-1327726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2022, Kiniksa Pharmaceuticals, Ltd. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which a quorum for the transaction of business was present. Holders of the Company’s Class A common shares (“Class A Common Shares”) and Class B common shares (“Class B Common Shares”) as of the close of business on April 14, 2022 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting. Each Class A Common Share was entitled to one vote per share and each Class B Common Share was entitled to ten votes per share.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022.

Proposal 1 – The election of Sanj K. Patel, Thomas R. Malley and Richard S. Levy as Class I Directors to serve until the 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Sanj K. Patel	33,349,933	8,559,469	3,454,663
Thomas R. Malley	31,468,355	10,441,047	3,454,663
Richard S. Levy	34,444,671	7,464,731	3,454,663

Proposal 2 – The (a) appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, (b) delegation to the Company’s Board of Directors, through the Audit Committee of the Board of Directors, of the authority to set the auditor’s remuneration for such period, and (c) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
45,303,864	33,089	27,112	0

Proposal 3 – The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
41,519,436	333,395	56,571	3,454,663

Based on the foregoing votes, (a) Sanj K. Patel, Thomas R. Malley and Richard S. Levy were elected as Class I directors, (b) Proposal 2 was approved and (c) Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: June 30, 2022	By:	/s/ Madelyn Zeylikman
Madelyn Zeylikman
Senior Vice President, General Counsel and Secretary